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                                                                     EXHIBIT 4.1

                        SPECIMEN COMMON STOCK CERTIFICATE


              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                                           CUSIP NO. 728089 10 2

                NUMBER                                      SHARES
               SPECIMEN                                    SPECIMEN






                           PLENUM COMMUNICATIONS, INC.

           50,000,000 AUTHORIZED SHARES $.001 PAR VALUE NON-ASSESSABLE

THIS CERTIFIES THAT

IS THE REGISTERED HOLDER OF

                                   SHARES OF

                           PLENUM COMMUNICATIONS, INC.

       transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is no valid until countersigned by the
                Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                    CORPORATE
                                      SEAL

     SECRETARY                                                PRESIDENT

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                                            COUNTERSIGNED AND REGISTERED
                                         TranSecurities International, Inc.
                                            2510 No. Pine Road, Suite 202
                                                 Spokane, Wash 99206
                                                   1-509-927-1255

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                             UNIF GIFT MIN ACT. ________  Custodian ____________
TEN ENT - as tenants by the entireties                                       (Cust)              (Minor)
JT TEN - as joint tenants with right of                                      under Uniform Gifts to Minors
             Survivorship and not as tenants                                 Act. ___________________________
             In common                                                                       (State)


         Additional abbreviations may also be used though not in the above list.

         For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------

-------------------------------


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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________________________________________________________________________  Shares
of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint

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Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -------------------------

        ------------------------------------------------------------------------

        NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


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